CNI Charter Funds

California Tax Exempt Bond Fund

Institutional Class
Class N

Supplement dated November 18, 2009 to Prospectuses dated January 28, 2009

This supplements certain information contained in the Prospectuses and should be read in conjunction with the Prospectuses.

The following replaces the last sentence of the fifth paragraph on page 24 of both the Class N Prospectus and the Institutional Class Prospectus:

Rodney J. Olea and Gregory Kaplan serve as portfolio managers for the California Tax Exempt Bond Fund.

The following replaces the fifth full paragraph on page 25 of both the Class N Prospectus and the Institutional Class Prospectus:

Gregory Kaplan serves as Senior Vice President and Senior Portfolio Manager for CNAM.  Mr. Kaplan has nearly 20 years of experience in the financial industry.  Prior to joining CNAM, he served as vice president and portfolio manager for Robertson Stephens Asset Management.  Mr. Kaplan is a Chartered Financial Analyst and holds an MBA in Finance from The Pamplin School of Business at Virginia Tech and a BS in Finance from Rutgers University.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.